UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2012

MOBILE MINI, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12804	86-0748362
(Commission File Number)	(IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101 Tempe, Arizona	85283
(Address of Principal Executive Offices)	(Zip Code)

(480) 894-6311

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 24, 2012, Mobile Mini, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.

As described in Item 7.01, Mobile Mini is furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on February 24, 2012 discussing Mobile Mini’s financial results for the quarter ended December 31, 2011. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Report on Form 8-K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

Mobile Mini is furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on February 24, 2012 discussing Mobile Mini’s financial results for the quarter ended December 31, 2011. The slide presentation of the conference call and webcast is included as Exhibit 99.2 to this Report on Form 8-K.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on February 24, 2012 is available on Mobile Mini’s website located at www.mobilemini.com, although Mobile Mini reserves the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and Mobile Mini intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding growth, free cash flow, ability to enter new markets, increase in utilization, the ability to strengthen, grow and expand Mobile Mini’s operations, and increasing debt pay down, which involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Other risks and uncertainties that may affect future results include those that are described from time to time in Mobile Mini’s reports filed with the SEC, including Mobile Mini’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Mobile Mini does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in Mobile Mini’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibits

99.1	Registrant’s press release, dated February 24, 2012.

99.2	Registrant’s slide presentation of conference call and webcast conducted on February 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.

Dated: March 14, 2012	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Senior Vice President and General Counsel